June 2018 Investor Presentation CONFIDENTIAL § JUNE 2018 DRAFT vF 6/23/2018 Exhibit 99.1

Disclaimer FORWARD-LOOKING STATEMENTS Statements in this presentation and discussions that follow, including those about the industry shipments, demographic trends, financing availability, the potential results of operational improvements, synergies resulting from the combination of the operations of Skyline Champion Corporation (f/k/a Skyline Corporation) (“Skyline”) and Champion Enterprises Holdings, LLC (“Champion”) (the “Transaction”) and future growth opportunities are intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by use of statements that include, but are not limited to, phrases such as "believe," "expect," "future," "anticipate," "intend," "plan," "foresee," "may," "should," "will," "estimates," "potential," "continue," or other similar words or phrases. Similarly, statements that describe objectives, plans, or goals also are forward-looking statements. Such forward-looking statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of Skyline. Skyline cautions that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. Risks and uncertainties include, but are not limited to: Skyline’s inability to realize the expected benefits from the Transaction; general economic conditions; availability of wholesale and retail financing; the health of the U.S. housing market as a whole; federal, state, and local regulations pertaining to the manufactured housing industry; the cyclical nature of the manufactured housing industry; general or seasonal weather conditions affecting sales; potential impact of natural disasters on sales and raw material costs; potential periodic inventory adjustments by independent retailers; interest rate levels; the impact of inflation; the impact of high or rising fuel costs; the cost of labor and raw materials; competitive pressures on pricing and promotional costs; Skyline's relationships with its stockholders, customers, and other stakeholders; catastrophic events impacting insurance costs; the availability of insurance coverage for various risks to Skyline; market demographics; management's ability to attract and retain executive officers and key personnel; and other risks and uncertainties more fully described in Skyline’s Definitive Proxy Statement as filed with the SEC on April 25, 2018, as well as the other filings that Skyline makes with the Securities and Exchange Commission (“SEC”). If any of these risks or uncertainties materializes or if any of the assumptions underlying such forward-looking statements proves to be incorrect, the developments and future events concerning Skyline set forth in this presentation and any discussions that follow may differ materially from those expressed or implied by these forward-looking statements. You are cautioned not to place undue reliance on these statements, which speak only as of the date of this document. We anticipate that subsequent events and developments will cause our expectations and beliefs to change. Skyline assumes no obligation to update such forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events, unless obligated to do so under the federal securities laws. NON-GAAP FINANCIAL MEASURES This presentation includes certain non-GAAP financial measures. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with GAAP. We believe that the presentation of these financial measures enhances an investor’s understanding of Skyline’s financial performance. Non-GAAP measures should be read only in conjunction with consolidated financials prepared in accordance with GAAP. We believe that these financial measures are useful financial metrics to assess our operating performance from period to period by excluding certain items that we believe are not representative of our core business. These financial measures should not be considered as alternatives to net income (loss) or any other performance measures derived in accordance with GAAP as measures of operating performance or as measures of liquidity. Pursuant to the requirements of SEC Regulation G, Skyline has provided reconciliations within these slides, as necessary, of the non-GAAP financial measures to the most directly comparable GAAP financial measure. FINANCIAL PRESENTATION 2018 – Fiscal year ended March 31, 2018 for Champion and 12 months ended March 4, 2018 for Skyline 2017 – Fiscal year ended April 1, 2017 for Champion and May 31, 2017 for Skyline 2016 – Fiscal year ended April 2, 2016 for Champion and May 31, 2016 for Skyline

Today’s presenters Laurie Hough Executive Vice President & Chief Financial Officer Keith Anderson Chief Executive Officer Appointed CEO of Champion Homes in January 2015 Has served on Champion’s Board of Directors since 2013 Previously served as EVP and COO of Walter Investment and President and CEO of Green Tree Servicing Member of Manufactured Housing Institutes Board of Directors and Cascade Financials Board of Directors Serves on the Manufactured Housing Advisory Council for Fannie Mae and Freddie Mac Received MBA from DePaul University and BS in Accounting from Illinois State University Appointed Senior Vice President and CFO of Champion Homes in November 2016 Joined Champion in 2010 and was appointed VP and Controller in 2012 Previously held positions at Chrysler and PwC Licensed CPA and received BS in Accounting from Oakland University

Company overview & key highlights

Segment mix (pro forma net sales) skyline champion snapshot Note: Financials exclude synergies. (1) Share of manufactured housing market segment based on units produced. (2)See reconciliation in Appendix. Excludes synergies. (3)Expected synergies are based on management estimates. There is no assurance that the synergies will be achieved within the timeframe indicated or at all. Position in U.S. manufactured housing market in 2017(1) #2 Approximate HUD market share in U.S. in 2017 17% Designer and builder of manufactured & modular homes and factory-built, commercial solutions Company highlights Sales network of >1,000 independent dealers nationwide and 21 retail stores across the Southern U.S. Leading management team combining industry and functional expertise Provides logistics services through Star Fleet Trucking arm Product overview Headquarters Elkhart, IN / Troy, MI Employees (as of 6/1/18) ~6,800 Pro forma net sales $1,298 million Pro forma adj. EBITDA(2) $76 million (6% margin) Pro forma net income from cont. operations $28 million Expected synergies(3) $10-15 million (next 24 months) Headquarters Elkhart, IN / Troy, MI Employees (as of 3/31/18) ~6,800 Pro forma sales $1,298 million Pro forma adj. EBITDA(1) $76 million (6% margin) Pro forma net income from cont. operations $28 million Synergies $10-15 million (next 24 months) ROIC(2) [13%]

A combination of two market leading platforms U.S. Market Share / position(1) 14% / #2 3% / #4 17% / #2 Historical Financials Products / Services Overview Segment Mix(5) (1)Share of manufactured housing market segment and position based on 2017 units produced. (2)See reconciliation in Appendix. (3)Represents 12 months ended 3/4/18. (4)Presented on a pro forma basis and excludes synergies. (5) Segment mix is based on pro forma results for the fiscal year ended 3/31/18 for Champion and the 12 months ended 3/4/18 for Skyline. Manufactured homes Modular homes Park models Commercial modular construction Logistics Retail Manufactured homes Modular homes Park models Manufactured homes Modular homes Park models Commercial modular construction Logistics Retail (3) ( w/ synergies) (2) (1) (4) (4) (3) (2) (2)

#2 position in U.S.(1) Leading position in Western Canada(2) 7 Idle manufacturing plants to support future growth 21 Retail locations in 7 states 10 Logistics terminals 36 Operating manufacturing facilities Complementary manufacturing footprint in the United States and Canada Note: Facilities stats as of 3/31/2018. (1)Share of manufactured housing market segment based on 2017 units produced. (2)Based on management estimates. (3)7 logistics terminals located in the northern Indiana area. Administrative Building Champion Manufacturing Retail Operation Skyline Manufacturing Logistics Terminal(3) -Adjust footnote to clarify units produced -Should we say “Leading” instead of #1? There is not support (check email from Canadian Pres) FN as of which date (Use 3/31/18)

Powerful combination of champion homes & Skyline Key investment highlights Manufactured Housing Industry Has Significant Upside #2 Manufactured Housing Position in the United States(1) United States and Canada Footprint Concentrated in Attractive, Large and Fast-Growing Markets Scalable Platform For Future Growth Operational Initiatives and Future Margin Expansion 1 2 3 4 5 7 Strong industry backdrop Enhanced platform Financial upside opportunity Differentiated, Secular Manufactured Housing Trends Driving Outsized Growth Comprehensive Product Offering With Leading Brands and Enhanced Capabilities Significant Synergy and Revenue Growth Opportunities 6 8 #2 player figure based on 2017 sales? (1)Share of manufactured housing market segment based on 2017 units produced.

Manufactured Housing Industry Has Significant Upside 1 (1) Long-term average for MH shipments: 224 Sub-prime boom and easy access to financing increased demand for site-built homes while access to financing for manufactured housing declined Prolonged period of extraordinarily low interest rates 2018E(2) 2019E(2) Aging installed base expected to further support MH shipment growth ’13 – ’17 Growth CAGRs Source:U.S. Census Bureau and MHI Economic Report. (1)Defined as MH shipments divided by SF housing starts plus MH shipments. (2)2018 growth rate estimate based on MHI Economic Report. 2019 growth rate assumes a flat-line extrapolation of the 2018 estimate. Number of MH shipments (in thousands) MH shipments % of SF starts (1) +141% upside to LT average (1)

STRUCTURAL ADVANTAGES and opportunities of manufactured homes VS SITE-BUILT HOMES Affordability of MH vs. site-built Price premium between the average new site-built home and manufactured home has increased ~$100k between 2011 and 2017 Avg. price spread of new site-built vs. manufactured home To reformat Labor costs Efficiency & quality Product improvement / innovations Source:US Census Bureau, US Bureau of Labor Statistics, National Association of Realtors, Case-Shiller and National Association of Homebuilders (“NAHB”). Labor makes up ~30% of COGS for homebuilders Manufactured housing requires less labor overall than % homes constructed using offsite techniques Streamlined factory production improves overall construction efficiency and quality while reducing costs Benefits from controlled environment include speed of construction, labor savings, no weather-related delays, reduced material waste and promoting quality craftsmanship Employees are trained and can be managed more effectively than the system of contracted labor Factory-built homes can be the same or better quality than site-built homes, providing highly customizable features and improved customer appeal Advancements in engineering have made multi-story structures possible to address need in urban locations Improved energy efficiency Market opportunity 2 Industry disruption similar to Japanese auto manufacturing in the US – increasing automation Assembly-line production concept helps reduce build times, waste and construction costs US has significant runway compared to other countries Manufactured Home Advantages Standardization of processes More effective labor force Centrally managed flexibility Mostly rural based (higher availability and lower cost) Controlled environment benefits No weather delays Reduces material waste and ensures product quality Bulk buying and shipping cost advantages $313k +$106k $207k $283k NAHB members reported shortages of subcontractor availability Manufactured homes are built to Housing & Urban Development (HUD) standards and state modular standards Labor as a % of total COGS Materials as a % of total COGS Labor and materials costs make up a large portion of total COGS for the avg homebuilder Shortage of labor supply has put pressure on site-built homebuilder’s margins Most building sites generate a significant amount of material waste What is the as-of date for the 40% figure? 80% of homes sold under $150k figure based on 2017? ~80% of new homes sold under $150k price point in 2017 were manufactured homes

Favorable US population characteristics Manufactured housing sector underpinned by supportive demographic trends Site-Built Home Manufactured Home Median Net Worth (000s) $112.5 $26.0 Median Annual Income (000s) $50.6 $26.4 Median Assets (000s) $213.2 $44.7 Median Debt (000s) $30.3 $5.0 Median Age of Household Head at Purchase 37 42 2017 US household income distribution Profile of site-built vs. MH homebuyers(1) Source: Green Street Advisors, U.S. Census Bureau, Manufactured Housing Institute, National Association of Realtors, and Federal Reserve Bank of St. Louis. (1) Consumer Financial Protection Bureau – Manufactured housing consumer finance in the U.S. Baby boomers Millennials ( 2014 US manufactured housing residents by age) 2 Millennials and baby boomers make up over 75% of manufactured home sales Below $50,000 $50,000 to $100,000 Over $100,000 What year for source at bottom? Vladi to check on bottom right data Vladi – don’t think source data includes age breakout Baby Boomers Millennials and baby boomers make up fastest growing population age segments Millennials 8% (7%) 24% Ages 18-39 Ages 40-49 Ages 50-69

increasing investment by manufactured Housing Communities Source:Manufactured Housing Institute, mobilehomeuniversity.com and management estimates. (1)Data from 2017 Manufactured Housing Facts Industry Overview except when noted. (2)Data from National Communities Council and as of May 2017. Manufactured housing communities are key customers of manufacturers(1) 22 million Americans live in manufactured homes 37,624 Land-lease communities in the US 4.2 million Manufactured home sites in communities 34% Of new manufactured homes are placed in communities Aging installed base driving replacement need 566,301 Sites owned by the top 25 MH community developers(2) Manufactured housing communities are investing for growth Next 5 largest ($ in millions) M&A stats to come 2 (In thousands) Significant M&A and Capital Raised Sun Communities’ key acquisitions: American Land Lease (~$1.3 bn) Carefree Communities (~$1.7 bn) Sun Communities has raised additional equity Dry powder for further acquisitions Market’s investment in thesis Aging installed base expected to further support MH shipment growth ~3% Avg. annual site rent increase in MH communities (2) (2)

Improving financing options and deregulation 2 Improving financing options There has been limited financing and liquidity for manufactured homes after financial institutions exited the market from 1999 through 2002 Some financial institutions have recently announced new financing programs for manufactured homes Fannie Mae and Freddie Mac recently announced plans to revive secondary market for manufactured housing loans Fannie Mae announced on June 7th, 2018 the Manufactured Homes Advantage Program for real property Freddie Mac has similar designs for real property Both entities plan to launch new programs for Chattel loans in early 2019 To acquire 4,000 – 5,000 MH loans, representing $500 – $660 million over the next three years Easing regulation More constructive regulatory environment Department of Housing and Urban Development (HUD) is reducing regulatory burden placed on manufacturers and dealers Increased flexibility for manufacturers to customize features on an individual home The Dodd-Frank Reform bill(1) signed by President Trump in May 2018 provides for several provisions that make it easier for retail customers to buy manufactured homes (1)Economic Growth, Regulatory Relief and Consumer Protection Act of 2018.

Major manufactured housing market players by number of homes produced #2 Manufactured housing position in the United States(1) 3 U.S. manufactured housing market share The largest publicly traded manufactured home builder(2) #2 position in the manufactured housing industry(1) Top three position in most major U.S. regions by units(3) Leading position in Western Canada(4) Source:Manufactured Housing Institute. Note:All data based on CY 2017. (1)Share of manufactured housing market segment based on 2017 units produced. (2)Based on 2018 pro forma revenue. (3)Based on data from Statistical Surveys, Inc. (4)Based on management estimates. (5)Represents combination of Skyline and Champion standalone figures. Single Plant Manufacturer Elliott Manufactured Homes $5,010 $1,298 $1,065 $895 $234 CY ’17 revenue ($ in millions): (Number of homes produced in 2017) Based on number of homes produced Ropes: “Leading” position in W Canada (5) Ropes: Top three position in most U.S. states by units sold

United States and CanadA footprint concentrated in attractive, large and fastest-growing markets 12 manufacturing facilities in the top 10 states for number of manufactured home shipments 9 manufacturing facilities in the top 10 fastest growing states for manufactured home shipments 4 Fastest growing states (MH annual shipments ’07–’17 CAGR) Source:US Census Bureau, Manufactured Housing Institute and company website. (1)7 logistics terminals located in the northern Indiana area. Expansive geographic presence across key markets Top 10 in 2017 MH shipments Top 10 in MH annual shipment growth Top 10 states by MH annual shipments (2017 annual shipments) Skyline Champion presence No Skyline Champion presence = Presence Is this version of the map missing a location in Arizona? Expansive geographic presence across key markets Administrative Building Manufacturing Facility Retail Operations Logistics terminal(1)

Comprehensive product offering with leading brands and enhanced capabilities Comprehensive product offering… …with industry-leading brands Manufactured housing Modular housing Commercial / Other Park …and a portfolio of value-added services Offers a wide selection of manufactured & modular homes and park models at retail locations across the Southeast United States Provides an avenue to sell directly to prospective homeowners 21 retail sales centers in Florida, Georgia, Louisiana, North Carolina, Oklahoma, Texas and Virginia Specializes in transporting manufactured homes and a large variety of recreational vehicles from manufacturing facilities to retailers Marketed under the Star Fleet Trucking Brand Delivery logistics are coordinated through 10 dispatch terminals located in Colorado, Indiana, Oklahoma and Pennsylvania Retail Logistics Service Description 5 Type / styles Single-section Multi-section Ranch Cape Cod Two-story Coastal Rustic Hotels & hospitality Multi-family Size / price range Single-family Single-story Townhomes Duplexes Apartments Traditional Workforce housing Senior housing 400 – 3,100 sq. ft. / $25 – $55 per sq. foot 720 – 5,000 sq. ft. / $39 – $70 per sq. foot 600 – 130,000 sq. ft. / $42 – $115 per sq. foot 399 sq. ft. / $60 – $175 per sq. foot Award winning craftsmanship and quality 2016 “New Manufactured Home Design – over 1,800 SF” Category Hillcrest IV Model 2016 NAHB Jerry Rouleau Awards for Excellence in Home Design in the “Multi-Family” Category Lodges in Vashon Island, WA 2017 “New Manufactured Home Design (Small Home) - 320 – 600SF” The Vista in Lake City, FL 2018 “New Modular Home Design - over 1,800 SF” The Lakeport in Strattanville, PA 2017 “New Modular Multifamily or Duplex Design (Production)” Tarpon Harbour in Florida Keys, FL 2018 “New Manufactured Home Design - under 600 SF” The Heron in Lake City, FL 2018 “New Modular Home Design - 1,800 SF or less” The Brooklyn in Strattanville, PA 2018 “New Modular Home Design - 1,800 SF or less” The Kingsbrook KB 34 in Corona, CA

Comprehensive product offering with leading brands and enhanced capabilities (cont’d) Offers a wide selection of manufactured & modular homes and park models at retail locations across the Southeast United States Provides an avenue to sell directly to prospective homeowners 21 retail sales centers in Florida, Georgia, Louisiana, North Carolina, Oklahoma, Texas and Virginia Specializes in transporting manufactured homes and a large variety of recreational vehicles from manufacturing facilities to retailers Marketed under the Star Fleet Trucking Brand Delivery logistics are coordinated through 10 dispatch terminals located in Colorado, Indiana, Oklahoma and Pennsylvania Retail Logistics Service Description 5 Portfolio of value-added services Logistics Retail Overview Offers wide selection of manufactured & modular homes and park models at retail locations across the Southern United States Provides avenue to sell directly to prospective homeowners 21 retail sales centers in Florida, Georgia, Louisiana, North Carolina, Oklahoma, Texas and Virginia Scale of retail & manufacturing presence has helped to build robust sales training program and build discipline in home-selling approach Specializes in transporting manufactured homes and a large variety of recreational vehicles from manufacturing facilities to retailers Delivery logistics are coordinated through 10 dispatch terminals located in Colorado, Indiana, Oklahoma and Pennsylvania Mobile application allows drivers easy access to weather and route changes, nearby fuel prices, DOT rules & regulations and load location tracking Strategy Provides fast access to transportation Combats increasing logistics costs Ability to competitively bid transportation across country Improves service levels for Skyline Champion relationships Expand distribution points Avenue to expand into new markets Allows retail & manufacturing teams to collaborate on product design and features, based on customer demand Selected units

SCALABLE Platform for future growth M&A Opportunity to enter new geographies through bolt on acquisitions ~20% of industry fragmented into 40-50 players Significant value creation from synergies Track-record of executing accretive acquisitions – IBS, Mansfield, Benton 6 Expand retail presence to drive additional sales direct to homebuyer Faster response to market and rollout of streamlined product Grow retail distribution network Opportunity to expand residential, multi-family and commercial modular construction Manufacture entire apartment buildings and expand service offering to hotels, hospitals, colleges Capabilities to continue servicing government / FEMA Expand current service offering and end markets Market share gain opportunity Continue capturing share from small regional players and other competitors Significant economies of scale advantages Labor shortages, rising input costs and time constraints are driving builders to increase efficiency of site-built homes Opportunity to expand into pre-fabricated components (e.g., roof trusses and wall panels) sold to builders Potential for increased automation Component manufacturing and automation Expanding market opportunity Manufactured housing industry expected to grow faster than broader single-family housing market Favorable trends create meaningful tailwinds

Significant synergy and revenue growth opportunities 7 Mansfield integration example In April 2017, Champion purchased a manufactured housing facility in Mansfield, Texas from Skyline Integrated Champion’s ERP systems within two months of acquisition Optimized product segmentation by shifting product mix and streamlining operations Used the power of our captive retail base, independent retail network and community operators to streamline sales Utilized a campus approach to reduce mid-level SG&A Revenue growth opportunities Leveraging specialized community financing programs and national community relationships to drive volume Leveraging in-house retail network to streamline production and protect and grow distribution Cost synergies Leverage national procurement contracts to drive material savings across entire manufacturing footprint Sharing of operating best practices in production, labor turnover and incentives, and material reductions in build Optimizing manufacturing output Converting plants to full campus or semi-campus configuration Streamlining overlapping functions Further specializing / streamlining production mix via campus clusters Expected total synergies of $10-15 million over next 24 months(1) (1)Expected synergies are based on management estimates. There is no assurance that the synergies will be achieved within the timeframe indicated or at all. -Delete x-sell opps header and first bullet? -This note came directly from 1/25 public presentation -The other two bullets go directly to the $15mm but this one does not “This gives impression of additional synergies” -Comment came from the senior partner at Ropes and Latham reviewed too

Operational initiatives and future margin expansion 8 SKU reduction and sourcing standardization Procure more materials centrally, leveraging standard materials across plants Reduce the number of SKUs purchased through standardization Value engineer products Improve value to the customer through material substitution Maximize functional components desired by the consumer Create centralized design with same engineering standards Allows ability to share designs between plants Improve time to market Use automated systems to analyze margins by model and customer Replace low performing models with higher performing models Standardize engineering / design platform Improve operating leverage / fixed cost utilization through increased production Route additional demand to plants with excess capacity for specific product Optimize fixed costs Product rationalization Operating leverage Revenue ~2x Adj. EBITDA margin(1) [+150bps] $1.3 bn ~7% TBU for Champion only -Show historical record to drive future growth Top: ’16 – ’18 revenue growth (Champion only) Bottom: ’16 – ’18 EBITDA growth (Champion only) Note: LTM is for 12 months ended 3/31/18 for Champion and 12 months ended 3/4/18 for Skyline. (1) Includes $15 million in synergies. Revenue(1) Adj. EBITDA(1)(2) ($ in millions) 42% 117% 210 bps (1)Figures are Champion standalone. (2)See reconciliation in Appendix.

Financial overview

HISTORICAL FINANCIAL PERFORMANCE

Historical financials

($ in millions)



Revenue
$212
$752
$237
$861
$1,298
2016
2017
2018(1)



Adj. EBITDA(2)
$6
$30
$5
$45
$76
2016
2017
2018(1)

Margin %	*2.8%*	*4.0%*	*2.1%*	*5.3%*	*5.8%*



Capex
$1
$4
$1
$7
$11
2016
2017
2018(1)

% of sales	*0.5%*	*0.5%*	*0.6%*	*0.8%*	*0.8%*

(1) Presented on a pro forma basis for the fiscal year ended 3/31/2018. Excludes synergies.
(2) See reconciliation in Appendix.

Commentary

- Manufacturing footprint expansion since 2016 including adding plants in Topeka, IN; Benton, KY; Liverpool, PA
- Additional throughput in existing facilities due to standardization and product rationalization
- Increase in average selling price due to market dynamics and inflation
- Retail expansion from 13 sales centers in 2016 to 21 in 2018

- Additional EBITDA generated from footprint expansion
- Margin improvement from product standardization, material purchasing leverage and product rationalization
- Increased throughput generated increased fixed cost utilization

- Maintenance Capex averaged approx. $200k per plant each year
- 2017 expansion included additional plants in Topeka, IN; Benton, KY and Liverpool, PA
- 2018 expansion was comprised primarily of the Mansfield, TX plant purchase
- The Star Fleet and Retail footprints were also expanded in 2017 and 2018

SKYLINE CHAMPION

21

Impressive growth and ROIC metrics vs broader building products market Source:Based on financial information included in the respective company’s periodic and annual reports. Note:Financials are pro forma for acquisitions where relevant, including the combination of the operations of Skyline and Champion (the “Transaction”). (1)Represents Champion 2016 – 2018 revenue CAGR. (2)ROIC defined as (Adj. EBIT * (1 – Tax Rate) / (Debt + Equity – Cash) and assumes a tax rate of 26%. (3)Skyline Champion percentage is pro forma for the Transaction and excludes synergies. Need to FN how calculated sky – champ PF revenue Emailed Tim: Revenue: To break out Skyline and Champion rev growth? Vladi - See what Champion ROIC looks like? Just show Champion ’15 – ’17? Yes ROIC: Can we add a hat on 2018 EBITDA to include synergies? Define Adj. EBIT? LTM 3/31/2018 Return on Invested Capital (ROIC)(2) CY ’15 – ’17 Revenue CAGR Median: ~9% Median: ~10% (1) (Excl. synergies) (3)

Strong cash flow and balance sheet to support future growth Strong free cash flow generation(1) Flexible balance sheet Commentary Operating leverage to drive improved free cash flow Further manufacturing efficiencies Minimal capex as a % of sales $100 million revolving credit facility provides liquidity and capital for growth Conservative financial policies and growth-oriented capital allocation strategy (1)Defined as Adj. EBITDA less capex. See reconciliation in Appendix. (2)For the 12 months ended 3/4/18 for Skyline. (3) Defined as Adj. EBITDA less capex divided by Adj. EBITDA. (4)Presented on a pro forma basis for the fiscal year ended 3/31/18. (5)Industrial revenue bonds are LC collateralized. (6)Excludes $30 million of floor plan financing. Emailed Tim: -Should we explain what the cash balance and debt balance are PF for? -Let’s add interest rates for the debt as well -Confirm that we’re OK saying FCF = EBITDA – CapEx (i.e., no taxes or WC build) ($ in millions) 2016 2017 81% 72% Free cash flow conversion(3) 88% 85% 2018 85% 85% (2) ($ in millions) Pro forma3/31/18 Cash and equivalents $68 Revolver ($100mm) 47 Industrial revenue bonds 12 Total debt $59 Net debt -9 LTM PF Adj. EBITDA (excludes synergies) $75.923000000000002 Total debt / LTM PF Adj. EBITDA 0.77710311763233797 Net debt / LTM PF Adj. EBITDA -0.1185411535371363

Appendix

Adjusted EBITDA reconciliation – Pro Forma Where is backup for this? Note:Presented on a pro forma basis for the year ended 3/31/2018. Excludes synergies.

Adjusted EBITDA reconciliation – Champion Where is backup for this? Note:For the fiscal years ended 3/31. (1)Defined as Adj. EBITDA less capex. (1)

Adjusted EBITDA reconciliation – Skyline Where is backup for this? (1)For the fiscal years ended 5/31. (2)Defined as Adj. EBITDA less capex. (2)